UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

———————

FORM 8-K

———————

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 25, 2009

Hydromer, Inc.
(Exact name of registrant as specified in its chapter)

New Jersey	0-10683	22-2303576
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Industrial Parkway

Branchburg, N.J.  08876
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code  (908) 722 – 5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240-13e-4(c))

Item 2.01.

Completion of Acquisition or Disposition of Assets

Press Release Announcing the Sale of Product Lines to Merit Medical Systems, Inc.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.38	Press Release issued February 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hydromer, Inc.
Registrant

Date February 24, 2009	/s/ ROBERT Y. LEE
Robert Y. Lee Chief Financial Officer